UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 14, 2008

CONNECTYX TECHNOLOGIES CORP
      (Exact name of registrant as specified in charter)

Florida		72-15506588
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification Number)

3565 SW Corporate Parkway, Palm City, FL	34990
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(772) 600-2580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Effective February 14, 2008, Connectyx Technologies Corp began trading on the Pink Sheets.

Item 9.01 Financial Statements and Exhibits

d)	Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Connectyx Technologies Corp

Dated: February 14, 2008	By:	/s/ Ronn Schuman
Ronn Schuman
President and Chief Executive Officer